UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 345-8886

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.     Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the information contained in or incorporated by reference in Item 8.01 of this report is incorporated by reference in this Item 1.02. In addition, to the extent required by Item 1.02 of Form 8-K, the Third Supplemental Indenture between Agilent Technologies, Inc. (“Agilent”) and U.S. Bank National Association, dated September 14, 2009 (the “Indenture”), which was filed as Exhibit 4.02 to a Form 8-K filed by Agilent on September 14, 2009, is incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K. On June 12, 2014, Agilent elected to call for redemption all of its outstanding 5.5% Senior Notes due September 2015 (the “Notes”) and a notice of redemption has been sent by U.S. Bank National Association, the trustee for the Notes, to all registered holders of the Notes. As of June 12, 2014, the aggregate outstanding principal amount of Notes was $500 million. The redemption price for the Notes is equal to the sum of the principal amount of the Notes outstanding, a make-whole premium which is calculated 3 business days prior to the redemption date in accordance with the Indenture, and accrued and unpaid interest to, but excluding, July 14, 2014, which is the date of redemption.  Upon redemption by Agilent of its Notes none of the Notes will remain outstanding and the Indenture will generally cease to be of further effect. Agilent does not expect to incur any early termination penalties in connection with the redemption of the Notes.

Item 2.04.     Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information contained or incorporated in Items 1.02 and 8.01 of this report is incorporated by reference in this Item 2.04.

Item 8.01.     Other Events.

Agilent issued a press release on June 12, 2014, announcing its election to call the Notes for redemption. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated by reference in this Item 8.01.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated June 12, 2014, announcing Agilent’s election to call the Notes for redemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Tang
	Name:	Michael Tang
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: June 12, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated June 12, 2014, announcing Agilent’s election to call the Notes for redemption.

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